CONTACT: Mark Kochvar Chief Financial Officer 724.465.4826 800 Philadelphia Street Indiana, PA 15701 mark.kochvar@stbank.com www.stbancorp.com
FOR IMMEDIATE RELEASE

S&T Bancorp, Inc. Announces Third Quarter 2020 Results

Indiana, Pa. - October 22, 2020 - S&T Bancorp, Inc. (S&T) (NASDAQ: STBA), the holding company for S&T Bank, with operations in five markets including Western Pennsylvania, Eastern Pennsylvania, Northeast Ohio, Central Ohio and Upstate New York, announced net income of $16.7 million, or $0.43 per diluted share, for the third quarter of 2020 compared to a net loss of ($33.1) million, or ($0.85) per diluted share, for the second quarter of 2020, and net income of $26.9 million, or $0.79 per diluted share, for the third quarter of 2019. The net loss in the second quarter of 2020 was due to a customer fraud resulting from a check kiting scheme which reduced net income by $46.3 million, or $1.19 per diluted share. S&T continues to pursue all available sources of recovery to mitigate the loss.

Third Quarter of 2020 Highlights:

•Return on average assets (ROA) was 0.72%, return on average equity (ROE) was 5.80% and return on average tangible equity (ROTE) (non-GAAP) was 8.96%. Pre-tax pre-provision to average assets (non-GAAP) was 1.61%.
•Net interest margin (FTE) (non-GAAP) was stable at 3.29% compared to 3.31% for the second quarter of 2020.
•Portfolio loans decreased $153.7 million compared to June 30, 2020.
•Deposits decreased $234.1 million to $7.6 billion at September 30, 2020 due to the pay down of $269.0 million of brokered deposits during the third quarter.
•Mortgage banking revenue increased $1.3 million compared to the second quarter due to continued strong refinance activity.
•The allowance for credit losses to total portfolio loans was 1.64% at September 30, 2020 compared to 1.52% at June 30, 2020. Excluding PPP loans, the allowance for credit losses to total portfolio loans was 1.77% at September 30, 2020 compared to 1.64% at June 30, 2020.
•S&T's Board of Directors declared a $0.28 per share dividend which was consistent with the $0.28 per share dividend declared in the same period in the prior year.

“We continue to navigate through this difficult environment related to the COVID-19 pandemic,” said Todd Brice, Chief Executive Officer. “I have every confidence in the S&T team to work through these difficult times, and I am impressed by their strong resilience and desire to help our customers and communities.”

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S&T Earnings Release -2

Net Interest Income

Net interest income decreased $0.8 million to $69.3 million for the third quarter of 2020 compared to $70.1 million for the second quarter of 2020. The decrease in net interest income was primarily due to lower loan balances as lower yields on loans were mostly offset by decreased rates on deposits. Average loans decreased $154.2 million compared to the second quarter of 2020. Net interest margin on a fully taxable equivalent basis (FTE) (non-GAAP) was stable at 3.29% for the third quarter of 2020 compared to 3.31% in the second quarter of 2020. Loan rates decreased 13 basis points to 3.87% and total interest-bearing deposit costs decreased 19 basis points to 0.48%.

Asset Quality

The provision for credit losses was $17.5 million for the third quarter of 2020 compared to $86.8 million in the second quarter of 2020. The customer fraud that resulted in a $58.7 million charge-off to the bank had a significant impact on the provision for credit losses during the second quarter of 2020. Net loan charge-offs were $12.9 million for the third quarter of 2020 compared to $68.1 million in the second quarter of 2020. During the third quarter, a $21.3 million CRE relationship, which was placed on nonaccrual in the first quarter of 2020, was charged down by $10.0 million leaving a remaining outstanding balance of $11.3 million. The relationship experienced continued deterioration as a result of the COVID-19 pandemic. Total nonperforming loans decreased $6.0 million to $84.1 million, or 1.13% of total loans, at September 30, 2020 compared to $90.1 million, or 1.19% of total loans at June 30, 2020. The allowance for credit losses was 1.64% of total portfolio loans as of September 30, 2020 compared to 1.52% at June 30, 2020. Excluding PPP loans, the allowance for credit losses was 1.77% of total portfolio loans at September 30, 2020 compared to 1.64% at June 30, 2020. The impact of the COVID-19 pandemic on our hotel loan portfolio and a $6.2 million increase in specific reserves contributed to the higher allowance for credit losses at September 30, 2020 compared to June 30, 2020.

Noninterest Income and Expense

Noninterest income increased $1.3 million to $16.5 million in the third quarter of 2020 compared to $15.2 million in the second quarter of 2020. Mortgage banking income increased $1.3 million compared to the second quarter of 2020 due to continued strong refinance activity. Both debit and credit card fees and service charges on deposit accounts increased due to improved customer activity compared to the second quarter of 2020.

Noninterest expense increased $4.8 million to $48.3 million for the third quarter of 2020 compared to $43.5 million in the second quarter of 2020. Salaries and employee benefits increased $3.2 million due to lower deferred origination costs related to PPP loans, higher pension costs due to an increase in retirements and a return to more normal medical costs compared to the second quarter of 2020. FDIC insurance increased $0.9 million due to the impact of recent results on certain components of the assessment calculation. Marketing expense increased
$0.8 million due to the timing of marketing initiatives and the redesign of our website.

Financial Condition

Total assets decreased $283.7 million to $9.2 billion at September 30, 2020 compared to $9.5 billion at June 30, 2020. Portfolio loans decreased $153.7 million compared to June 30, 2020 as loan originations continue to be impacted by the COVID-19 pandemic. The securities portfolio declined $86.2 million compared to June 30, 2020 mainly due to short term investments maturing in conjunction with our planned reduction of $269 million in brokered deposits. The decrease in brokered deposits resulted in a decline in total deposits of $234.1 million to $7.6 billion at September 30, 2020 compared to $7.9 billion at June 30, 2020. Customer deposits, which increased significantly during the second quarter of 2020, remained relatively unchanged in the third quarter despite decreases in deposit rates.
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All regulatory capital ratios increased at September 30, 2020 compared to June 30, 2020. S&T continues to maintain a strong capital position with all capital ratios above the well-capitalized thresholds of federal bank regulatory agencies.

Dividend

The Board of Directors of S&T declared a $0.28 per share cash dividend on October 19, 2020. This is unchanged from the same period in the prior year. The dividend is payable November 19, 2020 to shareholders of record on November 5, 2020.

Conference Call

S&T will host its third quarter 2020 earnings conference call live over the Internet at 1:00 p.m. ET on Thursday, October 22, 2020. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select “3rd Quarter 2020 Earnings Conference Call” and follow the instructions. After the live presentation, the webcast will be archived on this website for at least 90 days. A replay of the call will also be available until October 29, 2020, by dialing 1.877.481.4010; the Conference ID is 37817.

About S&T Bancorp, Inc. and S&T Bank

S&T Bancorp, Inc. is a $9.2 billion bank holding company that is headquartered in Indiana, Pennsylvania and trades on the NASDAQ Global Select Market under the symbol STBA. Its principal subsidiary, S&T Bank, was recently ranked #1 in customer satisfaction with retail banking in the Mid-Atlantic including best in communication and advice by J.D. Power. Established in 1902, S&T Bank operates in five markets including Western Pennsylvania, Eastern Pennsylvania, Northeast Ohio, Central Ohio, and Upstate New York. For more information visit stbancorp.com or stbank.com. Follow us on Facebook, Instagram, and LinkedIn.

This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce
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S&T Earnings Release -4

competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses.

Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2019, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

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S&T Bancorp, Inc.	S&T Earnings Release -	5
Consolidated Selected Financial Data
Unaudited

	2020	2020	2019
	Third	Second	Third
(dollars in thousands, except per share data)	Quarter	Quarter	Quarter
INTEREST AND DIVIDEND INCOME
Loans, including fees	$72,263	$75,498	$75,080
Investment securities:
Taxable	3,473	3,791	3,552
Tax-exempt	885	959	787
Dividends	227	231	394
Total Interest and Dividend Income	76,848	80,479	79,813

INTEREST EXPENSE
Deposits	6,626	9,227	16,207
Borrowings and junior subordinated debt securities	946	1,104	2,410
Total Interest Expense	7,572	10,331	18,617

NET INTEREST INCOME	69,276	70,148	61,196
Provision for credit losses	17,485	86,759	4,913
Net Interest Income (Loss) After Provision for Credit Losses	51,791	(16,611)	56,283

NONINTEREST INCOME
Net gain on sale of securities	—	142	—
Debit and credit card	4,171	3,612	3,475
Mortgage banking	3,964	2,623	594
Service charges on deposit accounts	2,820	2,342	3,412
Wealth management	2,522	2,586	2,101
Commercial loan swap income	499	945	1,464
Other	2,507	2,974	2,017
Total Noninterest Income	16,483	15,224	13,063

NONINTEREST EXPENSE
Salaries and employee benefits	24,571	21,419	19,936
Data processing and information technology	4,218	3,585	3,681
Net occupancy	3,441	3,437	2,898
Furniture, equipment and software	2,440	3,006	2,090
Professional services and legal	1,911	1,932	1,054
FDIC insurance	1,900	1,048	(675)
Marketing	1,793	979	1,062
Other taxes	1,612	1,604	1,540
Merger related expense	—	—	552
Other	6,360	6,468	5,529
Total Noninterest Expense	48,246	43,478	37,667
Income (Loss) Before Taxes	20,028	(44,865)	31,679
Income tax expense (benefit)	3,323	(11,793)	4,743
Net Income (Loss)	$16,705	($33,072)	$26,936

Per Share Data
Shares outstanding at end of period	39,251,638	39,253,460	34,244,719
Average shares outstanding - diluted	39,020,811	39,013,161	34,277,270
Diluted earnings (loss) per share	$0.43	($0.85)	$0.79
Dividends declared per share	$0.28	$0.28	$0.27
Dividend yield (annualized)	6.33%	4.78%	2.96%
Dividends paid to net income	65.61%	NM	34.30%
Book value	$29.10	$28.93	$28.69
Tangible book value (1)	$19.40	$19.22	$20.25
Market value	$17.69	$23.45	$36.53
Profitability Ratios (Annualized)
Return on average assets	0.72%	(1.41%)	1.45%
Return on average shareholders' equity	5.80%	(11.17%)	10.97%
Return on average tangible shareholders' equity (2)	8.96%	(16.19%)	15.69%
Efficiency ratio (FTE) (3)	55.75%	50.51%	50.09%
NM - Not Meaningful
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S&T Bancorp, Inc.	S&T Earnings Release -	6
Consolidated Selected Financial Data
Unaudited

	Nine Months Ended September 30,
(dollars in thousands, except per share data)	2020	2019
INTEREST INCOME
Loans, including fees	$229,812	$223,200
Investment securities:
Taxable	11,547	10,989
Tax-exempt	2,646	2,466
Dividends	911	1,373
Total Interest and Dividend Income	244,916	238,028

INTEREST EXPENSE
Deposits	31,191	47,243
Borrowings and junior subordinated debt securities	4,265	8,406
Total Interest Expense	35,456	55,649

NET INTEREST INCOME	209,460	182,379
Provision for credit losses	124,294	12,767
Net Interest Income After Provision for Credit Losses	85,166	169,612

NONINTEREST INCOME
Net gain on sale of securities	142	—
Debit and credit card	11,264	9,951
Mortgage banking	7,823	1,726
Service charges on deposit accounts	8,720	9,777
Wealth management	7,471	6,210
Commercial swap fee income	3,928	3,147
Other	4,762	6,515
Total Noninterest Income	44,110	37,326

NONINTEREST EXPENSE
Salaries and employee benefits	67,326	61,135
Data processing and information technology	11,671	10,327
Net occupancy	10,643	8,883
Furniture, equipment and software	7,965	6,621
Professional services and legal	4,890	3,382
FDIC insurance	3,718	536
Marketing	3,883	3,514
Other taxes	4,816	4,182
Merger related expense	2,342	1,171
Other	20,861	17,187
Total Noninterest Expense	138,115	116,938

(Loss) Income Before Taxes	(8,839)	90,000
Income tax (benefit) expense	(5,703)	14,035

Net (Loss) Income	($3,136)	$75,965

Per Share Data
Average shares outstanding - diluted	39,101,309	34,407,732
Diluted (loss) earnings per share	($0.08)	$2.21
Dividends declared per share	$0.84	$0.81
Dividends paid to net income	NM	36.59%

Profitability Ratios (annualized)
Return on average assets	(0.05%)	1.40%
Return on average shareholders' equity	(0.36%)	10.61%
Return on average tangible shareholders' equity (6)	(0.27%)	15.30%
Efficiency ratio (FTE) (7)	53.06%	52.54%
NM - Not Meaningful
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S&T Bancorp, Inc.	S&T Earnings Release -	7
Consolidated Selected Financial Data
Unaudited

	2020	2020	2019
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$308,489	$351,365	$173,609
Securities, at fair value	718,169	804,366	669,226
Loans held for sale	16,724	14,259	8,371
Commercial loans:
Commercial real estate	3,290,138	3,345,513	2,922,197
Commercial and industrial	2,042,467	2,140,355	1,626,854
Commercial construction	477,429	459,264	314,813
Total Commercial Loans	5,810,034	5,945,132	4,863,864
Consumer loans:
Residential mortgage	950,887	971,023	770,882
Home equity	537,869	539,519	475,024
Installment and other consumer	80,735	79,816	74,460
Consumer construction	15,343	13,068	11,535
Total Consumer Loans	1,584,834	1,603,426	1,331,901
Total Portfolio Loans	7,394,868	7,548,558	6,195,765
Allowance for credit losses	(120,998)	(114,609)	(62,115)
Total Portfolio Loans, Net	7,273,870	7,433,949	6,133,650
Federal Home Loan Bank and other restricted stock, at cost	15,777	15,151	25,397
Goodwill	373,417	373,289	287,446
Other assets	484,126	481,917	274,292
Total Assets	$9,190,572	$9,474,296	$7,571,991

LIABILITIES
Deposits:
Noninterest-bearing demand	$2,232,706	$2,250,958	$1,490,409
Interest-bearing demand	982,956	1,055,261	751,881
Money market	2,033,585	2,121,588	1,660,569
Savings	938,475	916,268	753,464
Certificates of deposit	1,446,096	1,523,841	1,326,369
Total Deposits	7,633,818	7,867,916	5,982,692

Borrowings:
Securities sold under repurchase agreements	42,706	92,159	13,925
Short-term borrowings	83,000	84,541	370,000
Long-term borrowings	49,076	49,489	69,156
Junior subordinated debt securities	64,068	64,053	45,619
Total Borrowings	238,850	290,242	498,700
Other liabilities	175,789	180,361	108,152
Total Liabilities	8,048,457	8,338,519	6,589,544

SHAREHOLDERS' EQUITY
Total Shareholders' Equity	1,142,115	1,135,777	982,447
Total Liabilities and Shareholders' Equity	$9,190,572	$9,474,296	$7,571,991

Capitalization Ratios
Shareholders' equity / assets	12.43%	11.99%	12.97%
Tangible common equity / tangible assets (4)	8.64%	8.30%	9.52%
Tier 1 leverage ratio	9.11%	8.89%	10.20%
Common equity tier 1 capital	11.05%	10.70%	11.17%
Risk-based capital - tier 1	11.46%	11.10%	11.49%
Risk-based capital - total	13.18%	12.74%	12.92%
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S&T Bancorp, Inc.	S&T Earnings Release -	8
Consolidated Selected Financial Data
Unaudited

	2020		2020		2019
	Third		Second		Third
(dollars in thousands)	Quarter		Quarter		Quarter
Net Interest Margin (FTE) (QTD Averages)
ASSETS
Interest-bearing deposits with banks	$213,051	0.11%	$163,019	0.08%	$53,725	2.32%
Securities, at fair value	759,094	2.41%	785,229	2.56%	661,752	2.59%
Loans held for sale	4,432	3.09%	9,931	3.08%	2,712	3.98%
Commercial real estate	3,322,656	4.02%	3,389,616	4.23%	2,922,767	4.89%
Commercial and industrial	2,107,750	3.45%	2,200,148	3.61%	1,566,369	5.06%
Commercial construction	469,214	3.43%	430,912	3.75%	282,175	5.14%
Total Commercial Loans	5,899,620	3.77%	6,020,676	3.97%	4,771,311	4.96%
Residential mortgage	954,861	4.33%	976,916	4.20%	753,649	4.41%
Home equity	536,735	3.73%	543,770	3.69%	469,567	5.36%
Installment and other consumer	79,649	6.47%	79,944	6.34%	72,606	7.10%
Consumer construction	14,475	4.32%	12,758	4.58%	11,056	5.39%
Total Consumer Loans	1,585,720	4.24%	1,613,388	4.14%	1,306,878	4.91%
Total Portfolio Loans	7,485,340	3.87%	7,634,064	4.00%	6,078,189	4.95%
Total Loans	7,489,772	3.87%	7,643,995	4.00%	6,080,901	4.95%
Federal Home Loan Bank and other restricted stock	15,157	5.11%	19,709	3.75%	19,981	7.00%
Total Interest-earning Assets	8,477,074	3.65%	8,611,952	3.80%	6,816,359	4.70%
Noninterest-earning assets	815,930		817,767		538,514
Total Assets	$9,293,004		$9,429,719		$7,354,873

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$967,735	0.18%	$1,033,905	0.24%	$655,735	0.72%
Money market	2,074,862	0.33%	2,076,483	0.50%	1,709,248	1.83%
Savings	923,208	0.07%	887,357	0.07%	749,287	0.24%
Certificates of deposit	1,486,016	1.16%	1,560,885	1.51%	1,345,474	1.97%
Total Interest-bearing Deposits	5,451,821	0.48%	5,558,630	0.67%	4,459,744	1.44%
Securities sold under repurchase agreements	64,000	0.25%	85,302	0.25%	14,030	0.73%
Short-term borrowings	84,310	0.38%	178,273	0.38%	218,799	2.47%
Long-term borrowings	49,269	2.52%	49,774	2.53%	69,421	2.68%
Junior subordinated debt securities	64,057	3.19%	64,044	3.58%	45,619	4.82%
Total Borrowings	261,636	1.44%	377,393	1.18%	347,869	2.75%
Total Interest-bearing Liabilities	5,713,457	0.53%	5,936,023	0.70%	4,807,613	1.54%
Noninterest-bearing liabilities	2,433,665		2,302,676		1,573,549
Shareholders' equity	1,145,882		1,191,020		973,711
Total Liabilities and Shareholders' Equity	$9,293,004		$9,429,719		$7,354,873

Net Interest Margin (5)		3.29%		3.31%		3.62%

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S&T Bancorp, Inc.	S&T Earnings Release -	9
Consolidated Selected Financial Data
Unaudited

	Nine Months Ended September 30,
(dollars in thousands)	2020		2019
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Interest-bearing deposits with banks	$158,771	0.38%	$52,421	2.38%
Securities, at fair value	776,995	2.50%	671,727	2.65%
Loans held for sale	5,407	3.17%	1,693	4.11%
Commercial real estate	3,373,466	4.33%	2,907,792	4.97%
Commercial and industrial	2,020,179	3.82%	1,544,962	5.14%
Commercial construction	428,977	3.91%	258,239	5.28%
Total Commercial Loans	5,822,622	4.12%	4,710,993	5.04%
Residential mortgage	974,144	4.24%	736,972	4.43%
Home equity	540,220	4.09%	466,936	5.41%
Installment and other consumer	79,757	6.60%	71,021	7.17%
Consumer construction	12,587	4.49%	10,517	5.63%
Total Consumer Loans	1,606,708	4.31%	1,285,446	4.95%
Total Portfolio Loans	7,429,330	4.16%	5,996,439	5.02%
Total Loans	7,434,737	4.16%	5,998,132	5.02%
Federal Home Loan Bank and other restricted stock	19,473	5.38%	21,848	7.55%
Total Interest-earning Assets	8,389,976	3.94%	6,744,128	4.77%
Noninterest-earning assets	772,404		526,788
Total Assets	$9,162,380		$7,270,916

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$981,174	0.33%	$584,280	0.54%
Money market	2,048,466	0.69%	1,658,187	1.88%
Savings	880,673	0.12%	760,128	0.25%
Certificates of deposit	1,549,177	1.50%	1,389,658	1.94%
Total Interest-bearing deposits	5,459,490	0.76%	4,392,253	1.44%
Securities sold under repurchase agreements	60,045	0.30%	17,812	0.63%
Short-term borrowings	182,623	1.02%	259,947	2.65%
Long-term borrowings	50,292	2.52%	69,886	2.79%
Junior subordinated debt securities	64,099	3.72%	45,619	5.02%
Total Borrowings	357,059	1.60%	393,264	2.86%
Total Interest-bearing Liabilities	5,816,549	0.81%	4,785,517	1.55%
Noninterest-bearing liabilities	2,170,447		1,528,573
Shareholders' equity	1,175,384		956,826
Total Liabilities and Shareholders' Equity	$9,162,380		$7,270,916

Net Interest Margin (8)		3.37%		3.67%
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S&T Bancorp, Inc.	S&T Earnings Release -	10
Consolidated Selected Financial Data
Unaudited

	2020		2020		2019
	Third		Second		Third
(dollars in thousands)	Quarter		Quarter		Quarter
Nonperforming Loans (NPL)
Commercial loans:		% NPL		% NPL		% NPL
Commercial real estate	$52,805	1.60%	$61,643	1.84%	$33,740	1.15%
Commercial and industrial	12,498	0.61%	8,484	0.40%	4,206	0.26%
Commercial construction	1,504	0.31%	1,504	0.33%	1,143	0.36%
Total Nonperforming Commercial Loans	66,807	1.15%	71,631	1.20%	39,089	0.80%
Consumer loans:
Residential mortgage	13,018	1.37%	14,649	1.51%	7,384	0.96%
Home equity	4,106	0.76%	3,814	0.71%	3,492	0.74%
Installment and other consumer	141	0.17%	19	0.02%	18	0.02%
Total Nonperforming Consumer Loans	17,265	1.08%	18,482	1.14%	10,894	0.81%
Total Nonperforming Loans	$84,072	1.13%	$90,113	1.19%	$49,983	0.81%

	2020	2020	2019
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
Loan Charge-offs (Recoveries)
Charge-offs	$13,667	$68,304	$4,700
Recoveries	(754)	(231)	(423)
Net Loan Charge-offs (Recoveries)	$12,913	$68,072	$4,277

Net Loan Charge-offs (Recoveries)
Commercial loans:
Customer fraud	$—	$58,671	$—
Commercial real estate	10,963	5,588	2,298
Commercial and industrial	1,267	3,060	1,257
Commercial construction	(1)	(19)	(1)
Total Commercial Loan Charge-offs (Recoveries)	12,229	67,300	3,554
Consumer loans:
Residential mortgage	274	74	289
Home equity	204	16	13
Installment and other consumer	206	682	421
Total Consumer Loan Charge-offs	684	772	723
Total Net Loan Charge-offs (Recoveries)	$12,913	$68,072	$4,277

	Nine Months Ended September 30,
(dollars in thousands)	2020	2019
Loan Charge-offs (Recoveries)
Charge-offs	$93,415	$13,391
Recoveries	(1,273)	(1,743)
Net Loan Charge-offs (Recoveries)	$92,142	$11,648

Net Loan Charge-offs (Recoveries)
Commercial loans:
Customer fraud	$58,671	$—
Commercial real estate	16,979	2,699
Commercial and industrial	14,592	7,661
Commercial construction	(22)	(4)
Total Commercial Loan Charge-offs/(Recoveries)	90,220	10,356
Consumer loans:
Residential mortgage	367	251
Home equity	301	51
Installment and other consumer	1,254	1,072
Consumer construction	—	(82)
Total Consumer Loan Charge-offs	1,922	1,292
Total Net Loan Charge-offs (Recoveries)	$92,142	$11,648
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S&T Bancorp, Inc.	S&T Earnings Release -	11
Consolidated Selected Financial Data
Unaudited

	2020	2020	2019
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
Asset Quality Data
Nonperforming loans	$84,072	$90,113	$49,983
OREO	2,317	2,740	1,724
Nonperforming assets	86,389	92,853	51,707
Troubled debt restructurings (nonaccruing)	18,648	31,755	14,496
Troubled debt restructurings (accruing)	18,478	15,536	38,434
Total troubled debt restructurings	37,126	47,291	52,930
Nonperforming loans / total loans	1.13%	1.19%	0.81%
Nonperforming assets / total loans plus OREO	1.17%	1.23%	0.83%
Allowance for credit losses / total portfolio loans	1.64%	1.52%	1.00%
Allowance for credit losses / nonperforming loans	144%	127%	124%
Net loan charge-offs (recoveries)	$12,913	$68,072	$4,277
Net loan charge-offs (recoveries)(annualized) / average loans	0.69%	3.58%	0.28%

	Nine Months Ended September 30,
(dollars in thousands)	2020	2019
Asset Quality Data
Net loan charge-offs (recoveries)	$92,142	$11,648
Net loan charge-offs (recoveries)(annualized) / average loans	1.66%	0.26%

S&T Bancorp, Inc.	S&T Earnings Release -	12
Consolidated Selected Financial Data
Unaudited
Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2020	2020	2019
	Third	Second	Third
	Quarter	Quarter	Quarter

(1) Tangible Book Value (non-GAAP)
Total shareholders' equity	$1,142,115	$1,135,777	$982,447
Less: goodwill and other intangible assets	(382,681)	(383,032)	(289,538)
Tax effect of other intangible assets	1,946	2,046	439
Tangible common equity (non-GAAP)	$761,380	$754,791	$693,348
Common shares outstanding	39,252	39,263	34,245
Tangible book value (non-GAAP)	$19.40	$19.22	$20.25

(2) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net (loss) income (annualized)	$66,455	($133,016)	$106,865
Plus: amortization of intangibles (annualized)	2,619	2,623	647
Tax effect of amortization of intangibles (annualized)	(550)	(551)	(136)
Net (loss) income before amortization of intangibles (annualized)	$68,524	($130,944)	$107,376

Average total shareholders' equity	$1,145,882	$1,191,020	$973,711
Less: average goodwill and other intangible assets	(382,780)	(384,197)	(289,622)
Tax effect of average goodwill and other intangible assets	1,999	2,116	457
Average tangible equity (non-GAAP)	$765,101	$808,939	$684,546
Return on average tangible shareholders' equity (non-GAAP)	8.96%	(16.19%)	15.69%

(3) Efficiency Ratio (non-GAAP)
Noninterest expense	$48,246	$43,478	$37,667
Less: merger related expenses	—	—	—
Noninterest expense excluding nonrecurring items	$48,246	$43,478	$37,667

Net interest income per consolidated statements of net income	$69,276	$70,148	$61,196
Less: net (gains) losses on sale of securities	—	(142)	—
Plus: taxable equivalent adjustment	780	847	934
Net interest income (FTE) (non-GAAP)	$70,056	$70,853	$62,130
Noninterest income	16,483	15,224	13,063
Net interest income (FTE) (non-GAAP) plus noninterest income	$86,539	$86,077	$75,193
Efficiency ratio (non-GAAP)	55.75%	50.51%	50.09%

(4) Tangible Common Equity / Tangible Assets (non-GAAP)
Total shareholders' equity	$1,142,115	$1,135,777	$982,447
Less: goodwill and other intangible assets	(382,681)	(383,032)	(289,538)
Tax effect of goodwill and other intangible assets	1,946	2,046	439
Tangible common equity (non-GAAP)	$761,380	$754,791	$693,348

Total assets	$9,190,572	$9,474,296	$7,571,991
Less: goodwill and other intangible assets	(382,681)	(383,032)	(289,538)
Tax effect of goodwill and other intangible assets	1,946	2,046	439
Tangible assets (non-GAAP)	$8,809,837	$9,093,310	$7,282,892
Tangible common equity to tangible assets (non-GAAP)	8.64%	8.30%	9.52%

(5) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$76,848	$80,479	$79,813
Less: interest expense	7,572	10,331	(18,617)
Net interest income per consolidated statements of net income	$69,276	$70,148	$61,196
Plus: taxable equivalent adjustment	780	847	934
Net interest income (FTE) (non-GAAP)	$70,056	$70,995	$62,130
Net interest income (FTE) (annualized)	$278,701	$285,540	$246,494
Average earning assets	$8,477,074	$8,611,952	$6,816,359
Net interest margin - (FTE) (non-GAAP)	3.29%	3.31%	3.62%
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S&T Bancorp, Inc.	S&T Earnings Release -	13
Consolidated Selected Financial Data
Unaudited
Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures - continued:

	2020
	Third
	Quarter

PTPP / Average Assets (non-GAAP)
Income before taxes	$20,028
Plus: Provision for credit losses	17,485
Total	37,513
Total (annualized) (non-GAAP)	$149,237
Average assets	$9,293,004
PTPP / Average Assets (non-GAAP)	1.61%

		Nine Months Ended September 30,
		2020	2019

(6) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net (loss) income (annualized)		($4,189)	$101,564
Plus: amortization of intangibles (annualized)		2,595	680
Tax effect of amortization of intangibles (annualized)		(545)	(143)
Net (loss) income before amortization of intangibles (annualized)		($2,140)	$102,101

Average total shareholders' equity		$1,175,384	$956,826
Less: average goodwill and other intangible assets		(383,000)	(289,786)
Tax effect of average goodwill and other intangible assets		2,116	491
Average tangible equity (non-GAAP)		$794,500	$667,531
Return on average tangible equity (non-GAAP)		(0.27%)	15.30%

(7) Efficiency Ratio (non-GAAP)
Noninterest expense		$138,115	$116,938
Less: merger related expenses		(2,342)	—
Noninterest expense excluding nonrecurring items		$135,773	$116,938

Net interest income per consolidated statements of net income		$209,460	$182,379
Less: net (gains) losses on sale of securities		(142)	—
Plus: taxable equivalent adjustment		2,477	2,854
Net interest income (FTE) (non-GAAP)		$211,795	$185,233
Noninterest income		44,110	37,326
Net interest income (FTE) (non-GAAP) plus noninterest income		$255,905	$222,559
Efficiency ratio (non-GAAP)		53.06%	52.54%

(8) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income		$244,916	$238,028
Less: interest expense		35,456	(55,649)
Net interest income per consolidated statements of net income		209,460	182,379
Plus: taxable equivalent adjustment		2,477	2,854
Net interest income (FTE) (non-GAAP)		$211,937	$185,233
Net interest income (FTE) (annualized)		$283,098	$247,656
Average earning assets		$8,389,976	$6,744,127
Net interest margin - (FTE) (non-GAAP)		3.37%	3.67%

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S&T Bancorp, Inc.	S&T Earnings Release -	14
Consolidated Selected Financial Data
Unaudited
The following profitability metrics for the nine months ended September 30, 2020 are adjusted to exclude a $58.7 million loss related to a customer fraud.

2020
Nine Months Ended September 30,

Return on Average Tangible Shareholders' Equity (non-GAAP)
Net loss	($3,136)
Provision for credit losses	58,671
Tax effect	(12,321)
Net income excluding fraud	$43,214

Net income excluding fraud (annualized)	$57,724
Plus: amortization of intangibles (annualized)	2,595
Tax effect of amortization of intangibles (annualized)	(545)
Net income before amortization of intangibles (annualized)	$59,774

Average total shareholders' equity	$1,175,384
Less: average goodwill and other intangible assets	(383,000)
Tax effect of average goodwill and other intangible assets	2,116
Average tangible equity (non-GAAP)	$794,500
Return on average tangible shareholders' equity (non-GAAP)	7.52%

Return on Average Assets (non-GAAP)
Net income excluding fraud (annualized)	$57,724
Average total assets	9,162,380
Return on average assets (non-GAAP)	0.63%

Return on Average Equity (non-GAAP)
Net income excluding fraud (annualized)	$57,724
Average total shareholders' equity	1,175,384
Return on average assets (non-GAAP)	4.91%

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